Exhibit 10.7

Land use right cert
owner	address	meters
Tianfang (Guizhou)Pharmaceutical Inc.,	Zhenzhu Jingpian Area,Zhazuo Town,Xiuwen County,	71907.03 square meter
Real estate cert
owner	address	meters
Tianfang (Guizhou)Pharmaceutical Inc.,	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	188.7 square meter
Tianfang (Guizhou)Pharmaceutical Inc.,	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	116.61 square meter
Tianfang (Guizhou)Pharmaceutical Inc.,	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	27.85 square meter
Tianfang (Guizhou)Pharmaceutical Inc.,	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	22.60 square meter
Tianfang (Guizhou)Pharmaceutical Inc.,	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	142.48 square meter
Tianfang (Guizhou)Pharmaceutical Inc.,	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	1590.2 square meter
Tianfang (Guizhou)Pharmaceutical Inc.,	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	1342.26 square meter
Tianfang (Guizhou)Pharmaceutical Inc.	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	1815.44 square meter
Tianfang (Guizhou)Pharmaceutical Inc.	Zhenzhu Jingpian Area, Zhazuo Town,Xiuwen County,	6943.71 square meter

Issued to: Tianfang (Guizhou) Pharmaceutical Co., Ltd.

Expires: December 9, 2051

(seal) Xiuwen County Land Bureau
(seal) Bureau of Real Estate Management of Guiyang City